PUTNAM CLOSED-END PROXY

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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PUTNAM MANAGED MUNICIPAL INCOME TRUST
PUTNAM MASTER INTERMEDIATE INCOME TRUST
PUTNAM MUNICIPAL OPPORTUNITIES TRUST
PUTNAM PREMIER INCOME TRUST

(Name of Registrant as Specified in its Charter)

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We Need Your Vote

Please vote today on matters affecting your investment in the Putnam closed-end funds.

Your prompt response to this proxy statement is important.

Voting now can help save costs.

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A message from Putnam Investments and the Trustees of the Putnam funds

Putnam Managed Municipal Income Trust
Putnam Master Intermediate Income Trust
Putnam Municipal Opportunities Trust
Putnam Premier Income Trust

A few minutes of your time now can help save time and expenses later.

Dear Fellow Shareholder:

We are asking for your vote on important matters affecting your investment in one or more of the Putnam closed-end funds. The Putnam closed-end funds will hold their annual shareholder meeting on April 27, 2018 in Boston, Massachusetts. We are asking you — and all shareholders — to consider and vote on the important matters described below.

You may vote conveniently by:

• Visiting the website listed on the proxy card.

• Calling by telephone, using the toll-free number listed on the proxy card.

• Mailing the enclosed proxy card — be sure to sign, date, and return the card in the enclosed postage-paid envelope.

Of course, you are also welcome to attend the annual shareholder meeting on April 27, 2018 and vote your shares in person with respect to the following matters:

1. Fixing the number of Trustees at 12 and electing Trustees. Shareholders of each fund are being asked to fix the number of Trustees at 12 and to elect Trustees at the upcoming annual meeting. Although Trustees do not manage fund portfolios, they play an important role in protecting shareholders. Trustees are responsible for approving the fees paid to your fund’s investment adviser and its affiliates, reviewing overall fund expenses, selecting the fund’s auditors, monitoring conflicts of interest, overseeing the fund’s compliance with federal securities laws, and voting proxies for the fund’s portfolio securities. All but one of your fund’s Trustees currently are independent of the fund and Putnam Investment Management, LLC (“Putnam Management”).

Detailed information regarding these proposals may be found in the enclosed proxy statement.

Please vote today.

We encourage you to sign and return your proxy card today or, alternatively, to vote online or by telephone using the voting control number that appears on your proxy card. Delaying your vote will increase fund expenses if further mailings are required. Your shares will be voted on your behalf exactly

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as you have instructed. If you sign the proxy card without specifying your vote, your shares will be voted in accordance with the Trustees’ recommendations.

Your vote is extremely important. If you have questions, please call toll-free 1-800-515-4507 or contact your financial advisor.

We appreciate your participation and prompt response, and thank you for investing in the Putnam funds.

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Table of Contents

Notice of Annual Meeting of Shareholders	6

Trustees’ Recommendations	7

The Proposals	9

1a. FIXING THE NUMBER OF TRUSTEES AT 12	9

1b. ELECTING TRUSTEES	9

Further Information About Voting and the Annual Meeting	50

Fund Information	55

PROXY CARD(S) ENCLOSED

If you have any questions, please call toll-free 1-800-515-4507 or call your financial advisor.

Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholder Meeting to be Held on April 27, 2018.

The proxy statement is available at https://www.putnam.com/static/pdf/email/putnamfunds2018-proxy-statement.pdf

Notice of Annual Meeting of Shareholders

To the Shareholders of:
PUTNAM MANAGED MUNICIPAL INCOME TRUST
PUTNAM MASTER INTERMEDIATE INCOME TRUST
PUTNAM MUNICIPAL OPPORTUNITIES TRUST
PUTNAM PREMIER INCOME TRUST

This is the formal agenda for your fund’s annual shareholder meeting. It tells you what proposals will be voted on and the time and place of the annual meeting, in case you wish to attend in person.

The annual meeting of shareholders of your fund will be held on April 27, 2018 at 10:30 a.m., Boston time, at the principal offices of the funds, One Post Office Square, Boston, Massachusetts 02109, to consider the following proposals, in each case as applicable to the particular funds listed in the table below:

Proposal	Proposal Description

1a.	Fixing the number of trustees at 12.

1b.	Electing Trustees.

By Michael J. Higgins, Clerk, and by the Trustees

Jameson A. Baxter, Chair

Liaquat Ahamed	Kenneth R. Leibler
Ravi Akhoury	Robert E. Patterson
Barbara M. Baumann	George Putnam, III
Katinka Domotorffy	Robert L. Reynolds
Catharine Bond Hill	Manoj P. Singh
Paul L. Joskow

In order for you to be represented at your fund’s annual shareholder meeting, we urge you to record your voting instructions over the Internet or by telephone or to mark, sign, date, and mail the enclosed proxy card(s) in the postage-paid envelope provided.

March 13, 2018

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Proxy Statement

This document gives you the information you need to vote on the proposals. Much of the information is required under rules of the Securities and Exchange Commission (the “SEC”); some of it is technical. If there is anything you don’t understand, please call toll-free 1-800-515-4507 or call your financial advisor.

Who is asking for your vote?

The enclosed proxy is solicited by the Trustees of Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust and Putnam Premier Income Trust for use at each fund’s annual meeting of shareholders of each fund to be held on April 27, 2018 and, if your fund’s meeting is adjourned, at any later sessions, for the purposes stated in the Notice of Annual Meeting of Shareholders (see previous page). The Notice of Annual Meeting of Shareholders, the proxy card and this proxy statement are being mailed beginning on or about March 13, 2018.

How do your fund’s Trustees recommend that shareholders vote on these proposals?

The Trustees recommend that you vote

1a. FOR fixing the number of Trustees at 12;

1b. FOR electing your fund’s nominees for Trustees;

Who is eligible to vote?

Shareholders of record of each fund at the close of business on February 5, 2018 (the “Record Date”) are entitled to be present and to vote at the annual meeting or, if it is adjourned, at any later sessions.

Each common shareholder and each preferred shareholder (if applicable) will be entitled to one vote for each share held, with fractional shares voting proportionately. For Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust, the only funds with outstanding preferred shares, the holders of preferred shares and holders of common shares for each fund will together vote as a single class, unless otherwise noted. Shares represented by your duly executed proxy card will be voted in accordance with your instructions. If you sign and return the proxy card but don’t fill in a vote, your shares will be voted in accordance with the Trustees’ recommendations. If any other business properly comes before your fund’s annual meeting, your shares will be voted at the discretion of the persons designated on the proxy card.

Shareholders of each fund vote separately with respect to each proposal. No proposal is contingent on the outcome of any other proposal.

The Proposals

1a. FIXING THE NUMBER OF TRUSTEES AT 12

Each fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) states that shareholders shall fix the number of Trustees on the fund’s Board of Trustees (the “Board”) at

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each annual meeting. The Board, based on the recommendation of the Board Policy and Nominating Committee, recommends that shareholders fix the number of Trustees on your fund’s Board at 12. The Board also recommends that shareholders vote to elect its 12 Trustee nominees, as described below in Proposal 1b.

For each fund, if a quorum is present at the annual meeting, a plurality vote, meaning the greatest number of affirmative votes cast by shareholders, will fix the number of Trustees (in the case of Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust, the holders of each fund’s common and preferred shares vote together as a single class).

The Trustees of your fund unanimously recommend that shareholders vote “FOR” fixing the number of Trustees at 12.

1b. ELECTION OF TRUSTEES

Who are the nominees for Trustees?

The Board Policy and Nominating Committee of the Board is responsible for recommending nominees for Trustees of your fund. The Board Policy and Nominating Committee consists solely of Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of your fund or of Putnam Management. Those Trustees who are not “interested persons” of your fund or of Putnam Management are referred to as “Independent Trustees” throughout this proxy statement.

Each fund’s Declaration of Trust requires that shareholders elect the fund’s Trustees by a plurality vote at the fund’s annual meeting. The Board, based on the recommendation of the Board Policy and Nominating Committee, recommends that you vote for the election of the nominees described in the following pages. Each nominee is currently a Trustee of your fund and of the other Putnam funds.

For Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust only.

Pursuant to the Amended and Restated Bylaws of each fund and the 1940 Act, holders of the preferred shares of your fund, voting as a separate class, are entitled to elect two nominees for Trustees. Therefore, Messrs. Patterson and Putnam have been nominated to be elected as Trustees by the holders of the preferred shares, voting as a separate class, while the other 12 nominees have been nominated to be elected by the holders of the preferred shares and common shares voting together as a single class.

Biographical Information For The Funds’ Nominees.

The Board’s nominees for Trustees and their backgrounds are shown in the following pages. This information includes each nominee’s name, year of birth, principal occupation(s) during the past five years, and other information about the nominee’s professional background, including other directorships the nominee holds. Each Trustee oversees all of the Putnam funds and serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns, retires, or is removed. The address of all of the Trustees is One Post Office Square, Boston, Massachusetts 02109. As of December 31, 2017, there were 106 Putnam funds.

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Independent Trustees

Name, Address[1], Year of	Principal	Other Directorships Held by Trustee
Birth, Position(s) Held with	Occupation(s) During
Fund and Length of	Past 5 Years
Service as a Putnam Fund
Trustee[2]

Liaquat Ahamed (Born	Author; won Pulitzer	Trustee of the Brookings Institution (a nonprofit
1952), Trustee since 2012	Prize for Lords of	public policy organization). Mr. Ahamed is also a
	Finance: The Bankers	director of the Rohatyn Group, an emerging-
	Who Broke the World.	market fund complex that manages money for
	Director of Aspen	institutions. Mr. Ahamed has 25 years experience
	Insurance Co., a New	in the management of fixed income portfolios and
	York Stock Exchange	was previously the Chief Executive Officer of
	company and Chair of	Fischer Francis Trees & Watts, Inc., a fixed-
	the Aspen Board’s	income investment management subsidiary of
	Investment Committee.	BNP Paribas. Mr. Ahamed holds a B.A. in
economics from Trinity College, Cambridge
University and an M.A. in economics from Harvard
University.

Ravi Akhoury (Born 1947),	Served as Chairman	Director of RAGE Frameworks, Inc. and English
Trustee since 2009	and CEO of MacKay	Helper, Inc. (each a private software company).
	Shields (a multi-product	Mr. Akhoury previously served as Director of
	investment	Jacob Ballas Capital India (a non-banking finance
	management firm) from	company focused on private equity advisory
	1992 to 2007.	services) and a member of its Compensation
Committee. He also served as Director and on the
Compensation Committee of MaxIndia/New York
Life Insurance Company in India. Mr. Akhoury is
also a Trustee of the Rubin Museum, serving on
the Investment Committee, and of American India
Foundation. Mr. Akhoury is a former Vice
President and Investment Policy Committee
member of Fischer, Francis, Trees and Watts (a
fixed-income investment management subsidiary
of BNP Paribas). He previously served on the
Board of Bharti Telecom (an Indian
telecommunications company) and was a member
of its Audit and Compensation Committees. He
also served on the Board of Thompson Press (a
publishing company) and was a member of its
Audit Committee. Mr. Akhoury graduated from the
Indian Institute of Technology with a BS in
Engineering and obtained an MS in Quantitative
Methods from SUNY at Stony Brook.

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Name, Address[1], Year of	Principal	Other Directorships Held by Trustee
Birth, Position(s) Held with	Occupation(s) During
Fund and Length of	Past 5 Years
Service as a Putnam Fund
Trustee[2]

Barbara M. Baumann	President of Cross	Director of Buckeye Partners, L.P. (a publicly
(Born 1955), Trustee since	Creek Energy	traded master limited partnership focused on
2010	Corporation, a strategic	pipeline transport, storage and distribution of
	consultant to domestic	petroleum products) and Devon Energy
	energy firms and direct	Corporation (a leading independent natural gas
	investor in energy	and oil exploration and production company). She
	projects.	is the Chair of the Board of Trustees of Mount
Holyoke College, and serves on the Finance
Committee of the Children’s Hospital of Colorado.
She is the Treasurer of the Board of The Denver
Foundation, and chairs its Finance Committee.
Until September 2014, Ms. Baumann was a
director of UNS Energy Corporation (a publicly
held electric and gas utility in Arizona). Until May
2014, Ms. Baumann was a Director of SM Energy
Corporation (a publicly held U.S. exploration and
production company). Until May 2012, Ms.
Baumann was a Director of CVR Energy, Inc. (a
publicly held petroleum refiner and fertilizer
manufacturer). Prior to 2003, she was Executive
Vice President of Associated Energy Managers,
LLC (a domestic private equity firm). From 1981
until 2000 she held a variety of financial and
operational management positions with the global
energy company Amoco Corporation and its
successor, BP. Ms. Baumann holds a B.A. from
Mount Holyoke College and an MBA from The
Wharton School of the University of Pennsylvania.

Jameson A. Baxter (Born	President of Baxter	Chair of the Mutual Fund Directors Forum. Until
1943), Trustee since 1994,	Associates, Inc., (a	2017, Ms. Baxter was Director of the Adirondack
Vice Chair from 2005 to	private investment	Land Trust and Trustee of The Nature
2011 and Chair since 2011	firm).	Conservancy’s Adirondack Chapter. Until 2011,
Ms. Baxter was a Director of ASHTA Chemicals
Inc. Until 2007, Ms. Baxter was a Director of
Banta Corporation (a printing and supply chain
management company), Ryerson, Inc. (a metals
service company) and Advocate Health Care. She
has also served as a director on a number of
other boards including BoardSource (formerly the
National Center for Nonprofit Boards), Intermatic
Corporation (a manufacturer of energy control
products) and MB Financial. She is Chairman
Emeritus of the Board of Trustees, Mount Holyoke
College. Ms. Baxter is also a graduate of Mount
Holyoke College.

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Name, Address[1], Year of	Principal	Other Directorships Held by Trustee
Birth, Position(s) Held with	Occupation(s) During
Fund and Length of	Past 5 Years
Service as a Putnam Fund
Trustee[2]

Katinka Domotorffy (Born	Voting member of the	Director of Reach Out and Read of Greater New
1975), Trustee since 2012	Investment Committees	York, an organization dedicated to promoting
	of the Anne Ray	childhood literacy, of the Great Lakes Science
	Foundation and	Center, and of College Now Greater Cleveland.
	Margaret A. Cargill	Ms. Domotorffy holds a BSc in Economics from
	Foundation, part of the	the University of Pennsylvania and an MSc in
	Margaret A. Cargill	Accounting and Finance from the London School
	Philanthropies. Prior to	of Economics.
2012, Ms. Domotorffy
was Partner, Chief
Investment Officer, and
Global Head of
Quantitative Investment
Strategies at Goldman
Sachs Asset
Management.

Catharine Bond Hill (Born	Managing Director of	Director of Yale-NUS College; Alumni Fellow to
1954), Trustee since 2017	Ithaka S+R (a not-for-	the Yale Corporation. Dr. Hill graduated from
	profit service that helps	Williams College, earned a bachelor’s degree and
	the academic	a master’s degree at Brasenose College, Oxford
	community navigate	University, and completed her doctorate in
	economic and	economics at Yale University.
technological change).

From 2006 to 2016, Dr.
Hill served as the 10th
president of Vassar
College. Prior to 2006,
she was the provost of
Williams College.

Paul L. Joskow (Born	Dr. Joskow is the	Trustee of Yale University; a Director of Exelon
1947), Trustee since 1997	Elizabeth and James	Corporation (an energy company focused on
	Killian Professor of	power services); and a Member of the Board of
	Economics, Emeritus at	Overseers of the Boston Symphony Orchestra.
	the Massachusetts	Prior to April 2013, he served as Director of
	Institute of Technology	TransCanada Corporation and TransCanada
	(MIT), where he joined	Pipelines Ltd. (energy companies focused on
	the faculty in 1972. He	natural gas transmission, oil pipelines, and power
	was the Head of the	services). Prior to August 2007, he served as a
	MIT Department of	Director of National Grid (a U.K.-based holding
	Economics from 1994	company with interests in electric and gas
	to 1998 and the	transmission and distribution and
	Director of the MIT	telecommunications infrastructure). Prior to July,
	Center for Energy and	2006, he served as President of the Yale
	Environmental Policy	University Council. Prior to February 2005, he
	Research from 1999	served on the board of the Whitehead Institute for
	through 2007. Dr.	Biomedical Research (a non-profit research

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Name, Address[1], Year of	Principal	Other Directorships Held by Trustee
Birth, Position(s) Held with	Occupation(s) During
Fund and Length of	Past 5 Years
Service as a Putnam Fund
Trustee[2]

	Joskow was the	institution). Prior to February 2002, he was a
	President of the Alfred	Director of State Farm Indemnity Company (an
	P. Sloan Foundation (a	automobile insurance company), and prior to
	philanthropic institution	March 2000, he was a Director of New England
	focused primarily on	Electric System (a public utility holding company).
	research and education	Dr. Joskow holds a Ph.D. and a M.Phil. from Yale
	on issues related to	University and a B.A. from Cornell University.
science, technology,
and economic
performance) from
2008-2017.

Kenneth R. Leibler (Born	A founder and former	Until November 2010, Mr. Leibler was a Director
1949), Trustee since 2006	Chairman of the Boston	of Ruder Finn Group (a global communications
and Vice Chair since 2016	Options Exchange (an	and advertising firm). Prior to December 2006, Mr.
	electronic market place	Leibler served as a Director of the Optimum
	for the trading of listed	Funds Group. Prior to October 2006, he served as
	derivatives securities).	a Director of ISO New England (the organization
	He is currently Vice	responsible for the operation of the electric
	Chairman Emeritus of	generation system in the New England states).
	the Board of Trustees	Prior to 2000, he was a Director of the Investment
	of Beth Israel	Company Institute in Washington, D.C. Prior to
	Deaconess Hospital in	January 2005, Mr. Leibler served as Chairman
	Boston and a former	and Chief Executive Officer of the Boston Stock
	Director of Beth Israel	Exchange. Prior to January 2000, he served as
	Deaconess Care	President and Chief Executive Officer of Liberty
	Organization, an	Financial Companies (a publicly traded diversified
	accountable care group	asset management organization). Prior to June
	jointly owned by the	1990, he served as President and Chief Operating
	medical center and its	Officer of the American Stock Exchange (AMEX).
	affiliated physicians	Prior to serving as AMEX President, he held the
	network. He is also	position of Chief Financial Officer, and headed its
	Director of Eversource	management and marketing operations. Mr.
	Corporation, which	Leibler graduated with a B.A. in Economics from
	operates New	Syracuse University.
England’s largest
energy delivery system.

Robert E. Patterson[3] (Born	Prior to March 15,	Mr. Patterson is past Chairman and served as a
1945), Trustee since 1984	2017, Co-Chairman of	Trustee of the Joslin Diabetes Center. Prior to
	Cabot Properties, Inc.	December 2001, Mr. Patterson served as the
	(a private equity firm	President and as a Trustee of Cabot Industrial
	investing in commercial	Trust (a publicly-traded real estate investment
	real estate) and	trust). He has also served as a Trustee of the Sea
	Chairman or Co-	Education Association. Prior to 1998, he was
	Chairman of the	Executive Vice President and Director of
	Investment Committees	Acquisitions of Cabot Partners Limited
	for various Cabot	Partnership (a registered investment adviser
	Funds. Mr. Patterson	involved in institutional real estate investments).
	formerly served as	Prior to 1990, he served as Executive Vice
	Senior Advisor to these	President of Cabot, Cabot & Forbes Realty

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Name, Address[1], Year of	Principal	Other Directorships Held by Trustee
Birth, Position(s) Held with	Occupation(s) During
Fund and Length of	Past 5 Years
Service as a Putnam Fund
Trustee[2]

	entities.	Advisers, Inc. (the predecessor company of Cabot
Partners). Mr. Patterson practiced law and held
various positions in state government, and was
the founding Executive Director of the
Massachusetts Industrial Finance Agency. Mr.
Patterson is a graduate of Harvard College and
Harvard Law School.

George Putnam, III (Born	Chairman of New	Director of The Boston Family Office, LLC (a
1951), Trustee since 1984	Generation Research,	registered investment advisor) and a Trustee of
	Inc. (a publisher of	the Marine Biological Laboratory. Until 2017, Mr.
	financial advisory and	Putnam was a Trustee of Epiphany School. Until
	other research	2010, Mr. Putnam was a Trustee of St. Mark’s
	services) and President	School. Until 2006, Mr. Putnam was a Trustee of
	of New Generation	Shore Country Day School. Until 2002, he was a
	Advisors, LLC (a	Trustee of the Sea Education Association. Mr.
	registered investment	Putnam is a graduate of Harvard College, Harvard
	adviser to private	Business School and Harvard Law School.
funds), which are firms
he founded in 1986.
Prior to June 2007, Mr.
Putnam was President
of the Putnam Funds.

Manoj P. Singh (Born	Until 2015, chief	Director of Abt Associates (a global research firm
1952), Trustee since 2017	operating officer and	working in the fields of health, social and
	global managing	environmental policy, and international
	director at Deloitte	development); Trustee of Carnegie Mellon
	Touche Tohmatsu, Ltd.	University; Trustee of the Rubin Museum; Director
	(a global professional	of Pratham USA (an organization dedicated to
	services organization).	children’s education in India); member of the
	He served on the	advisory board of Altimetrik (a business
	Deloitte U.S. board of	transformation and technology solutions firm); and
	directors and the	Director of DXC Technology (a global IT services
	boards of Deloitte	and consulting company). Mr. Singh holds a
	member firms in China,	bachelor’s degree in electrical engineering from
	Mexico and Southeast	the Indian Institute of Technology and an MS in
	Asia.	industrial administration from Carnegie Mellon
University.

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Name, Address[1], Year of	Principal	Other Directorships Held by Trustee
Birth, Position(s) Held with	Occupation(s) During
Fund and Length of	Past 5 Years
Service as a Putnam Fund
Trustee[2]

Interested Trustees

Robert L. Reynolds[4]	President and Chief	Director of several not-for-profit boards, including
(Born 1952), Trustee since	Executive Officer of	West Virginia University Foundation, the Concord
2008	Putnam Investments	Museum, Dana-Farber Cancer Institute,
	since 2008 and, since	Massachusetts Competitive Partnership
	2014, President and	(Chairman), and Boston Chamber of Commerce.
	Chief Executive Officer	He is a member of the Chief Executives Club of
	of Great-West	Boston, the National Innovation Initiative, the
	Financial, a financial	Massachusetts General Hospital President’s
	services company that	Council, and the Council on Competitiveness, and
	provides retirement	he is a former President of the Commercial Club
	savings plans, life	of Boston. Prior to 2008, he served as a Director
	insurance, and annuity	of FMR Corporation, Fidelity Investments
	and executive benefits	Insurance Ltd., Fidelity Investments Canada Ltd.,
	products, and of Great-	and Fidelity Management Trust Company and as
	West Lifeco U.S. Inc., a	a Trustee of the Fidelity Family of Funds. Mr.
	holding company that	Reynolds received a B.S. in Business
	owns Putnam	Administration with a major in Finance from West
	Investments and Great-	Virginia University.
West Financial.
Member of Putnam
Investments’ and
Great-West Financial’s
Board of Directors.
Prior to joining Putnam
Investments in 2008,
Mr. Reynolds was Vice
Chairman and Chief
Operating Officer of
Fidelity Investments
from 2000 to 2007.

1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of December 31, 2017, there were 106 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, retirement during the year he or she reaches age 75, death or removal. Ms. Baxter will retire effective June 30, 2018.

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3 On March 23, 2016, Great-West Financial, a company under common control with Putnam Investments, LLC and of which Mr. Reynolds is the Chief Executive Officer, entered into a loan agreement as the lending party with Cabot Industrial Core Fund Operating Partnership, L.P (“Cabot OP”), the guarantor for a collection of six borrowing parties, each being a limited liability company wholly owned by Cabot OP. The loan is intended to provide long-term financing in the form of a 7 year loan totaling $72.25 million to Cabot Industrial Core Fund, L.P. (the “Cabot Fund”). Cabot OP is an entity through which the Cabot Fund holds certain investments. The interest rate for the loan is 3.48%. Mr. Patterson may be deemed to have had an indirect interest in the transaction, or an indirect relationship with Great-West Financial, through his former position as an officer of Cabot OP and as the former Co-Chairman of the Investment Committee of the Cabot Fund, which approved the proposed loan on behalf of the borrowing parties. Prior to his retirement on March 15, 2017, Mr. Patterson had an 18.3% ownership interest in Cabot Properties, Inc., the highest controlling entity of Cabot OP, and was also a 14.3% partner in Cabot Properties, L.P., the asset manager of the Cabot Fund. Upon his retirement, pursuant to the terms of the governing agreements of Cabot Properties, Inc. and Cabot Properties, L.P., Mr. Patterson ceased to have any rights as a stockholder or partner, except with respect to his right to receive payment.

4 Trustee who is an “interested person” (as defined in the 1940 Act) of the fund and Putnam Management. Mr. Reynolds is deemed an “interested person” by virtue of his positions as an officer of the fund and Putnam Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of your fund and each of the other Putnam funds.

Most of the Trustees have served on the Board for many years. Dr. Hill and Mr. Singh were appointed to the Board of Trustees of your fund and the other Putnam funds effective March 16, 2017. The Board Policy and Nominating Committee is responsible for recommending proposed nominees for election to the Board of Trustees for its approval. In recommending the election or appointment of the current Board members as Trustees, the Committee generally considered the educational, business and professional experience of each Trustee in determining his or her qualifications to serve as a Trustee of the fund, including the Trustee’s record of service as a director or trustee of public and private organizations. This included each long-serving Trustee’s previous service as a member of the Board of Trustees of the Putnam funds, during which he or she has demonstrated a high level of diligence and commitment to the interests of fund shareholders and the ability to work effectively and collegially with other members of the Board. The Committee also considered, among other factors, the particular attributes described below with respect to the various individual Trustees.

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Independent Trustees:

Liaquat Ahamed — Mr. Ahamed’s experience as Chief Executive Officer of a major investment management organization and as head of the investment division at the World Bank, as well as his experience as an author of economic literature.

Ravi Akhoury — Mr. Akhoury’s experience as Chairman and Chief Executive Officer of a major investment management organization.

Barbara M. Baumann — Ms. Baumann’s experience in the energy industry as a consultant, an investor, and in both financial and operational management positions at a global energy company, and her service as a director of multiple New York Stock Exchange companies.

Jameson A. Baxter — Ms. Baxter’s experience in corporate finance acquired in the course of her career at a major investment bank, her experience as a director and audit committee chair of two New York Stock Exchange companies and her role as Chair of the Mutual Fund Directors Forum.

Katinka Domotorffy — Ms. Domotorffy’s experience as Chief Investment Officer and Global Head of Quantitative Investment Strategies at a major asset management organization.

Catharine Bond Hill — Dr. Hill’s education and experience as an economist and as president and provost of colleges in the United States.

Paul L. Joskow — Dr. Joskow’s education and experience as a professional economist familiar with financial economics and related issues and his service on multiple for-profit boards.

Kenneth R. Leibler — Mr. Leibler’s extensive experience in the financial services industry, including as Chief Executive Officer of a major asset management organization, and his service as a director of various public and private companies.

Robert E. Patterson — Mr. Patterson’s training and experience as an attorney and his experience as president of a New York Stock Exchange company.

George Putnam, III — Mr. Putnam’s training and experience as an attorney, his experience as the founder and Chief Executive Officer of an investment management firm and his experience as an author of various publications on the subject of investments.

Manoj P. Singh — Mr. Singh’s experience as chief operating officer and global managing director of a global professional services organization that provided accounting, consulting, tax, risk management, and financial advisory services.

Interested Trustee:

Robert L. Reynolds — Mr. Reynolds’s extensive experience as a senior executive of one of the largest mutual fund organizations in the United States and his current role as the President and Chief Executive Officer of Putnam Investments.

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Each of the nominees has agreed to serve as a Trustee, if elected. If any of the nominees is unavailable for election at the time of the annual meeting, which is not anticipated, the persons designated on the proxy card may vote for other nominees at their discretion or may fix the number of Trustees at fewer than 12 for your fund.

What are the Trustees’ responsibilities?

Your fund’s Trustees are responsible for the general oversight of your fund’s affairs. The Trustees regularly review your fund’s investment performance as well as the quality of other services provided to your fund and its shareholders by Putnam Management and its affiliates, including administration and shareholder servicing. Currently, Putnam Management and its affiliates provide administrative services to your fund. At least annually, the Trustees review and evaluate the fees and operating expenses paid by your fund for these services and negotiate changes if they deem it appropriate. In carrying out these responsibilities, the Trustees are assisted by an independent administrative staff and by your fund’s auditors, independent counsel and other experts as appropriate, selected by and responsible to the Trustees.

Board Leadership Structure. Currently, 11 of the 12 Trustees of your fund are independent Trustees. These Independent Trustees must vote separately to approve all financial arrangements and other agreements with your fund’s investment manager and other affiliated parties. The role of the Independent Trustees has been characterized as that of a “watchdog” charged with oversight to protect shareholders’ interests against overreaching and abuse by those who are in a position to control or influence a fund. Your fund’s Independent Trustees meet regularly as a group in executive session (i.e., without representatives of Putnam Management or its affiliates present). An Independent Trustee currently serves as chair of the Board.

Board Committees. Taking into account the number, the diversity and the complexity of the funds overseen by the Board and the aggregate amount of assets under management, your fund’s Trustees have determined that the efficient conduct of the Board’s affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The Executive Committee, Audit, Compliance and Distributions Committee and Board Policy and Nominating Committee are authorized to take action on certain matters as specified in their charters or in policies and procedures relating to the governance of the funds; with respect to other matters, these committees review and evaluate and make recommendations to the Trustees as they deem appropriate. The other committees also review and evaluate matters specified in their charters and make recommendations to the Trustees as they deem appropriate. Each committee may utilize the resources of your fund’s independent staff, counsel and independent registered public accountants as well as other experts. The committees meet as often as appropriate, either in conjunction with regular meetings of the Trustees or otherwise. The membership and chair of each committee are appointed by the Trustees upon recommendation of the Board Policy and Nominating Committee. Each committee is chaired by an Independent Trustee and, except as noted below, the membership and chairs of each committee consist exclusively of Independent Trustees.

The Trustees have determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of the funds’ affairs. While risk management is the primary responsibility of the funds’ investment manager, the Trustees receive reports regarding investment risks, compliance risks and other risks. The Board and certain committees also meet periodically with the funds’ Chief Compliance Officer to receive compliance reports. In addition,

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the Board and its Investment Oversight Committees meet periodically with the portfolio managers of the funds to receive reports regarding the management of the funds. The Board’s committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the funds and to discuss with the funds’ investment manager how it monitors and controls risks.

The Board recognizes that the reports it receives concerning risk management matters are, by their nature, typically summaries of the relevant information. Moreover, the Board recognizes that not all risks that may affect your fund can be identified in advance; that it may not be practical or cost-effective to eliminate or to mitigate certain risks; that it may be necessary to bear certain risks (such as investment-related risks) in seeking to achieve your fund’s investment objectives; and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and for other reasons, the Board’s risk management oversight is subject to substantial limitations.

Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee provides oversight on matters relating to the preparation of the Putnam funds’ financial statements, compliance matters, internal audit functions, and Codes of Ethics issues. This oversight is discharged by regularly meeting with management and the funds’ independent registered public accountants and keeping current on industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds’ independent registered public accountants, including their independence. The Committee also oversees all dividends and distributions by the funds. The Committee makes recommendations to the Trustees of the funds regarding the amount and timing of distributions paid by the funds, and determines such matters when the Trustees are not in session. The Committee also oversees the policies and procedures pursuant to which Putnam Management prepares recommendations for distributions, and meets regularly with representatives of Putnam Management to review the implementation of these policies and procedures. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. Information about the fees billed to the fund by the funds’ registered public accountant, as well as information about the Committee’s pre-approval policies relating to the work performed by the funds’ registered public accountant, is included on pages 29 and 30 of this proxy statement. The members of the Committee include only Independent Trustees. Each member of the Committee also is “independent,” as that term is interpreted for purposes of Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the listing standards of the New York Stock Exchange. The Board has adopted a written charter for the Committee, a current copy of which is available at www.putnam.com/about-putnam/. The Committee currently consists of Mses. Baumann (Chairperson), Baxter and Domotorffy and Messrs. Akhoury, Patterson and Singh.

Board Policy and Nominating Committee. The Board Policy and Nominating Committee reviews matters pertaining to the operations of the Board of Trustees and its Committees, the compensation of the Trustees and their staff, and the conduct of legal affairs for the funds. The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board committee. The Committee will consider nominees for Trustee recommended by shareholders of a fund provided that such recommendations are submitted by the date disclosed in the fund’s proxy statement and otherwise comply with applicable securities laws, including Rule 14a-8 under the Exchange Act. The Committee also reviews policy matters affecting the operation of the Board and its independent staff. In addition, the Committee oversees the voting of proxies associated with portfolio investments of the funds with the goal of ensuring that these proxies are voted in the best

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interest of the funds’ shareholders. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee generally believes that the Board benefits from diversity of background, experience and views among its members, and considers this as a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Committee is composed entirely of Independent Trustees and currently consists of Dr. Joskow (Chairperson), Messrs. Leibler, Patterson and Putnam, and Mses. Baxter and Baumann.

Brokerage Committee. The Brokerage Committee reviews the Putnam funds’ policies regarding the execution of portfolio trades and Putnam Management’s practices and procedures relating to the implementation of those policies. The Committee reviews periodic reports on the cost and quality of execution of portfolio transactions and the extent to which brokerage commissions have been used (i) by Putnam Management to obtain brokerage and research services generally useful to it in managing the portfolios of the funds and of its other clients, and (ii) by the funds to pay for certain fund expenses. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Ahamed (Chairperson), Leibler and Putnam and Drs. Hill and Joskow.

Contract Committee. The Contract Committee reviews and evaluates at least annually all arrangements pertaining to (i) the engagement of Putnam Management and its affiliates to provide services to the Putnam funds, (ii) the expenditure of the open-end funds’ assets for distribution purposes pursuant to Distribution Plans of the open-end Putnam funds, and (iii) the engagement of other persons to provide material services to the funds, including in particular those instances where the cost of services is shared between the funds and Putnam Management and its affiliates or where Putnam Management or its affiliates have a material interest. The Committee also reviews the proposed organization of new fund products, proposed structural changes to existing funds and matters relating to closed-end funds. The Committee reports and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Putnam (Chairperson), Ahamed and Leibler and Drs. Hill and Joskow.

Executive Committee. The functions of the Executive Committee are twofold. The first is to ensure that the Putnam funds’ business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to review annual and ongoing goals, objectives and priorities for the Board and to facilitate coordination of all efforts between the Trustees and Putnam Management on behalf of the shareholders of the funds. The Committee currently consists of Mses. Baxter (Chairperson) and Baumann and Messrs. Leibler and Putnam.

Investment Oversight Committees. The Investment Oversight Committees regularly meet with investment personnel of Putnam Management to review the investment performance and strategies of the funds in light of their stated goals and policies. The Committees seek to identify any compliance issues that are unique to the applicable categories of funds and work with the appropriate Board committees to ensure that any such issues are properly addressed. Investment Oversight Committee A currently consists of Mses. Domotorffy (Chairperson) and Baumann, Messrs. Leibler and Putnam, and Drs. Hill and Joskow. Investment Oversight Committee B currently consists of Messrs. Akhoury (Chairperson), Patterson, Reynolds and Singh and Ms. Baxter.

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Pricing Committee. The Pricing Committee oversees the valuation of assets of the Putnam funds and reviews the funds’ policies and procedures for achieving accurate and timely pricing of fund shares. The Committee also oversees implementation of these policies, including fair value determinations of individual securities made by Putnam Management or other designated agents of the funds. The Committee also oversees compliance by money market funds with Rule 2a-7 under the 1940 Act and the correction of occasional pricing errors. The Committee also reviews matters related to the liquidity of portfolio holdings. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Singh (Chairperson), Akhoury and Patterson and Mses. Baumann, Baxter and Domotorffy.

How large a stake do the Trustees have in the Putnam family of funds?

The Trustees allocate their investments among the Putnam funds based on their own investment needs. The table below shows the number of shares of each fund beneficially owned by each nominee for Trustee, as well as the value of each nominee’s holdings in each fund and in all of the Putnam funds as of December 31, 2017. As a group, the Trustees owned shares of the Putnam funds valued at approximately $80 million, as of December 31, 2017.

Trustees/	Dollar	Fund Shares	Dollar	Fund Shares	Dollar Range	Fund Shares	Dollar	Fund Shares
Officers	Range of	Beneficially	Range of	Beneficially	of Fund	Beneficially	Range of	Beneficially
	Fund Shares	Owned	Fund	Owned	Shares	Owned	Fund Shares	Owned
	Owned		Shares		Owned		Owned
			Owned

	Putnam Managed		Putnam Master		Putnam Municipal		Putnam Premier Income
	Municipal Income Trust		Intermediate Income Trust		Opportunities Trust		Trust

Liaquat	$1-$10,000	100.0000	$1-$10,000	100.0000	$1-$10,000	100.0000	$1-$10,000	100.0000
Ahamed

Ravi	$1-$10,000	100.0000	$1-$10,000	100.0000	$1-$10,000	100.0000	$1-$10,000	100.0000
Akhoury

Barbara M.	$1-$10,000	100.0000	$1-$10,000	100.0000	$1-$10,000	100.0000	$1-$10,000	100.0000
Baumann

Jameson A.					$50,001-
Baxter	$1-$10,000	797.9130	$1-$10,000	1,103.8440	$100,000	7,822.4110	$1-$10,000	1,136.4540

Katinka	$1-$10,000	100.0000	$1-$10,000	100.0000	$1-$10,000	100.0000	$1-$10,000	100.0000
Domotorffy

Catharine	0	0.0000	0	0.0000	0	0.0000	0	0.0000
Bond Hill[1]

Paul L.	$1-$10,000	195.0000	$1-$10,000	100.0000	$1-$10,000	387.0000	$1-$10,000	201.0000
Joskow

Kenneth R.	$1-$10,000	195.0000	$1-$10,000	100.0000	$1-$10,000	287.0000	$1-$10,000	100.0000
Leibler

Robert E.	$1-$10,000	587.0000	$1-$10,000	587.0000	$1-$10,000	655.0000	$1-$10,000	803.0000
Patterson

George	$10,001-		$10,001-		$10,001-		$10,001-
Putnam, III	$50,000	3,815.0000	$50,000	2,178.0000	$50,000	3,788.0000	$50,000	2,505.0000

Robert L.	$1-$10,000	100.0000	$1-$10,000	100.0000	$1-$10,000	100.0000	$1-$10,000	100.0000
Reynolds

Manoj P.	0	0.0000	0	0.0000	0	0.0000	0	0.0000
Singh[1]

Trustees and	$10,001-		$10,001-		Over		$10,001-
Officers as a	$50,000	6,089.9130	$50,000	4,568.8440	$100,000	13,439.4110	$50,000	5,245.4540
group

1 Dr. Hill and Mr. Singh were appointed to the Board of Trustees effective March 16, 2017.

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Name of Trustee/Nominee	Aggregate Dollar Range of Shares Held in All
of the Putnam funds Overseen by Trustee

Liaquat Ahamed	Over $100,000

Ravi Akhoury	Over $100,000

Barbara M. Baumann	Over $100,000

Jameson A. Baxter	Over $100,000

Katinka Domotorffy	Over $100,000

Catharine Bond Hill[1]	$0.00

Paul L. Joskow	Over $100,000

Kenneth R. Leibler	Over $100,000

Robert E. Patterson	Over $100,000

George Putnam, III	Over $100,000

Manoj P. Singh[1]	$0.00

Robert L. Reynolds	Over $100,000

As of December 31, 2017, none of the Trustees owned any preferred shares of Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust. As of December 31, 2017, to the knowledge of your fund, each Trustee, and the officers and Trustees of the fund as a group, owned less than 1% of each fund’s outstanding common shares.

1 Dr. Hill and Mr. Singh were appointed to the Board of Trustees effective March 16, 2017.

How can shareholders communicate with the Trustees?

The Board provides a process for shareholders to send communications to the Trustees. Shareholders may direct communications to the Board as a whole or to specified individual Trustees by submitting them in writing to the following address:

The Putnam Funds
Attention: “Board of Trustees” or any specified Trustee(s)
One Post Office Square
Boston, Massachusetts 02109

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Written communications must include the shareholder’s name, be signed by the shareholder, refer to the Putnam fund(s) in which the shareholder holds shares and include the class and number of shares held by the shareholder as of a recent date.

Representatives of the funds’ transfer agent will review all communications sent to Trustees and, as deemed appropriate, will provide copies and/or summaries of communications to the Trustees.

How often do the Trustees meet?

The Trustees currently hold regular in-person meetings eight times each year, usually over a two-day period, to review the operations of the Putnam funds. A portion of these meetings is devoted to meetings of various committees of the Board that focus on particular matters. Each Independent Trustee generally attends several formal committee meetings during each regular meeting of the Trustees, including meetings with senior investment personnel and portfolio managers to review recent performance and the current investment climate for selected funds. These meetings ensure that fund performance is reviewed in detail on at least an annual basis. The committees of the Board, including the Executive Committee, may also meet on special occasions as the need arises. During calendar year 2017, the average Trustee participated in approximately 35 committee and Board meetings.

The number of times each committee met during calendar year 2017 is shown in the table below:

Audit, Compliance and Distributions Committee	11

Board Policy and Nominating Committee	4

Brokerage Committee	5

Contract Committee	10

Executive Committee	1

Investment Oversight Committee A	7

Investment Oversight Committee B	7

Pricing Committee	8

The funds do not have a formal policy with respect to Trustee attendance at shareholder meetings. While various Trustees may attend shareholder meetings from time to time, your fund’s Trustees did not attend the last annual meeting of your fund. The Trustees are generally represented at shareholder meetings by their independent staff and independent counsel.

What are some of the ways in which the Trustees represent shareholder interests?

Among other ways, the Trustees seek to represent shareholder interests:

• by reviewing your fund’s investment performance with your fund’s investment personnel;

• by discussing with senior management of Putnam Management steps being taken to address any performance deficiencies;

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• by reviewing the quality of the various other services provided to your fund and its shareholders by Putnam Management and its affiliates;

• by reviewing in depth the fees paid by each fund and by negotiating with Putnam Management, if appropriate, to ensure that the fees remain reasonable and competitive with those of comparable funds, while at the same time providing Putnam Management sufficient resources to continue to provide high quality services in the future;

• by reviewing brokerage costs and fees, allocations among brokers and soft dollar expenditures (if applicable);

• by reviewing the specific concerns of closed-end fund shareholders;

• by monitoring potential conflicts of interest between the Putnam funds, including your fund, and Putnam Management and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders; and

• by monitoring potential conflicts among funds managed by Putnam Management to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

What are the Trustees paid for their services?

Each Independent Trustee of the fund receives an annual retainer fee and additional fees for each Trustee meeting attended and for certain related services. Independent Trustees also are reimbursed for expenses they incur relating to their service as Trustees. All of the current Independent Trustees of the fund are Trustees of all of the Putnam funds and receive fees for their services.

The Trustees periodically review their fees to ensure that the fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of Independent Trustees of the fund, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least four business days per regular Trustee meeting.

Under a Retirement Plan in effect for Trustees of the Putnam funds elected to the Board before 2003 (the “Plan”), each eligible Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee’s total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the Board after 2003.

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The following table includes the year each Trustee became a Trustee of the Putnam funds, the fees paid to each of those Trustees by each fund included in this proxy statement for its most recent fiscal year (ended prior to December 31, 2017) and the fees paid to each of those Trustees by all of the Putnam funds during calendar year 2017.

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		Pension or		Pension or		Pension or		Pension or
		retirement		retirement		retirement		retirement
	Aggregate	benefits	Aggregate	benefits	Aggregate	benefits	Aggregate	benefits
	compensation	accrued as part	compensation	accrued as part	compensation	accrued as part	compensation	accrued as part
Trustees/	from the fund	of fund	from the fund	of fund	from the fund	of fund	from the fund	of fund
Officers	($)	expenses ($)	($)	expenses ($)	($)	expenses ($)	($)	expenses ($)

	Putnam Managed		Putnam Master		Putnam Municipal		Putnam Premier Income
	Municipal Income Trust		Intermediate Income Trust		Opportunities Trust		Trust

Liaquat
Ahamed /	1,721	N/A	1,110	N/A	2,132	N/A	2,456	N/A
2012(3)

Ravi
Akhoury /	1,721	N/A	1,088	N/A	2,044	N/A	2,407	N/A
2009

Barbara M.
Baumann /	1,789	N/A	1,131	N/A	2,132	N/A	2,504	N/A
2010(3)

Jameson A.
Baxter /	2,517	0	1,623	55	3,102	212	3,592	171
1994(3)(4)

Robert J.
Darretta /	1,140	N/A	990	N/A	2,302	N/A	2,192	N/A
2007(3)(7)

Katinka
Domotorffy /	1,721	N/A	1,110	N/A	2,312	N/A	2,456	N/A
2012(3)

Catharine
Bond Hill /	1,263	N/A	580	N/A	483	N/A	1,282	N/A
2017

John A.
Hill /	1,002	0	879	87	1,962	360	1,945	282
1985(3)(8)

Paul L.
Joskow /	1,721	0	1,110	43	2,132	148	2,456	125
1997(3)

Kenneth R.
Leibler /	1,885	N/A	1,215	N/A	2,283	N/A	2,690	N/A
2006

Robert E.
Patterson /	1,721	0	1,110	67	2,132	239	2,456	200
1984

George
Putnam, III	1,858	0	1,198	70	2,302	248	2,651	208
/ 1984

Manoj P.
Singh /	1,263	N/A	580	N/A	483	N/A	1,282	N/A
2017

W. Thomas
Stephens /	1,071	0	924	37	2,132	141	2,045	115
1997(5)(7)

Robert L.
Reynolds /	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008(6)

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	Estimated annual benefits
	from all Putnam funds upon	Total compensation from all
Trustees/Year	retirement ($)(1)	Putnam funds ($)(2)

Liaquat Ahamed/2012(3)	N/A	$300,000

Ravi Akhoury/2009	N/A	$275,000

Barbara M. Baumann/2010(3)	N/A	$300,000

Jameson A. Baxter/1994(3)(4)	$110,533	$458,594

Robert J. Darretta/2007(3)(7)	N/A	$312,000

Katinka Domotorffy /2012(3)	N/A	$300,000

Catharine Bond Hill / 2017

John A. Hill/1985(3)(7)	$161,667	$281,250

Paul L. Joskow/1997(3)	$113,417	$300,000

Kenneth R. Leibler/2006	N/A	$318,750

Robert E. Patterson/1984	$106,542	$306,250

George Putnam, III/1984	$130,333	$312,500

Manoj P. Singh

W. Thomas Stephens/1997(5)(7)	$107,125	$300,000

Robert L. Reynolds/2008(6)	N/A	N/A

(1) Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005.

(2) As of December 31, 2017, there were 106 funds in the Putnam family.

(3) Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of each fund’s fiscal year ended prior to December 31, 2017, no amounts of deferred compensation were payable, including income earned on such amounts, to these Trustees by these funds.

(4) Includes additional compensation to Ms. Baxter for service as Chair of the Trustees of the Putnam funds.

(5) Mr. Stephens retired from the Board of Trustees of the Putnam funds on March 31, 2008. Upon his retirement in 2008, Mr. Stephens became entitled to receive annual retirement benefit payments from the funds commencing on January 15, 2009. Mr. Stephens was re-appointed to the Board of Trustees of the Putnam funds effective May 14, 2009, and in connection with his re-appointment, Mr. Stephens agreed to suspend the balance of his retirement benefit payments for the duration of his service as a Trustee.

(6) Mr. Reynolds is an “interested person” of the funds and Putnam Management.

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(7) Messrs. Darretta and Stephens retired from the Board of Trustees of the Putnam funds on April 28, 2017.

(8) Mr. Hill retired from the Board of Trustees of Putnam Master Intermediate Income Trust and Putnam Premier Income Trust on April 28, 2017 and from the Board of Trustees of Putnam Municipal Opportunities Trust and Putnam Managed Municipal Income Trust on June 22, 2017.

Why should you vote for your fund’s nominees?

Your current Trustees are independent, experienced, and highly qualified fiduciaries who exercise strong fund governance practices.

Independent

• The Chair of your fund, Jameson A. Baxter, is independent of Putnam Management and has served on the Board for 23 years. She also serves as the Chair of the Mutual Fund Directors Forum, which provides educational and outreach programs for independent directors;

• 11 of the 12 Trustee nominees are independent of Putnam Management; and

• The Independent Trustees are assisted by an independent administrative staff and legal counsel who are selected by the Independent Trustees and are independent of Putnam Management.

Highly Qualified

• The Trustees have significant current and past related industry experience, and have a demonstrated history of actively pursuing the interests of fund shareholders;

• The Board includes individuals with substantial professional accomplishments and prior experience in a variety of fields, including investment management, economics, finance, energy, professional services and real estate; and

• The Board has taken actions that directly benefit shareholders — liquidity events such as mergers and tender offers when in the best interests of all shareholders; a share repurchase program that has made a meaningful contribution to investment return; and a significant decrease in 2006 in management fee rates for certain Putnam funds.

Strong Governance Practices

• The Board includes a combination of long-tenured and newer members, bringing diverse perspectives to fund oversight;

• The Board has a well-established committee and oversight structure for the Putnam funds, which has been developed over a long period of time; and

• The funds do not have a staggered board structure or other takeover defenses. Every Trustee stands for election at each annual meeting of shareholders.

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What is the voting requirement for electing Trustees?

For Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust, if a quorum is present at the annual meeting, the two nominees for election as Trustees by the holders of the preferred shares, voting as a separate class, who receive a plurality vote, meaning the greatest number of affirmative votes cast by holders of the preferred shares, will be elected Trustees, and the applicable number of nominees (see Proposal 1a) for election as Trustees by the holders of the preferred shares and common shares, voting together as a single class, who receive a plurality vote, meaning the greatest number of affirmative votes cast by the holders of the preferred shares and commons shares voting together as a single class, will be elected as Trustees.

For Putnam Master Intermediate Income Trust and Putnam Premier Income Trust, if a quorum is present at the annual meeting, the applicable number of nominees (see Proposal 1a) for election as Trustees who receive a plurality vote, meaning the greatest number of affirmative votes cast by shareholders, will be elected as Trustees.

The Trustees unanimously recommend that shareholders vote “FOR” the election of your fund’s nominees.

Further Information About Voting and the Annual Meeting

Meeting Quorum and Methods of Tabulation. The shareholders of each fund vote separately with respect to each proposal. For Putnam Master Intermediate Income Trust and Putnam Premier Income Trust, the presence in person or by proxy of a majority of the shares entitled to vote constitutes a quorum for the transaction of business with respect to any proposal at the annual meeting. For Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust, thirty percent of the shares entitled to vote constitutes a quorum for the transaction of business with respect to any proposal at the annual meeting, except that where the preferred shares or common shares will vote as separate classes, then thirty percent of the shares of each class entitled to vote will be necessary to constitute a quorum for the transaction of business with respect to that proposal by that class. The tellers will count the total number of votes cast “for” approval of a proposal for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum.

The documents that authorize Putnam Fiduciary Trust Company or Putnam Investor Services, Inc. (“Putnam Investor Services”) to act as Trustee for certain individual retirement accounts (including traditional, Roth and SEP IRAs, 403(b)(7) accounts and Coverdell Education Savings Accounts) provide that if an account owner does not submit voting instructions for his or her shares, Putnam Fiduciary Trust Company or Putnam Investor Services will vote such shares in the same proportions as other shareholders with similar accounts have submitted voting instructions for their shares. Shareholders should be aware that this practice, known as “echo-voting,” may have the effect of increasing the likelihood that a proposal will be acted upon (approved or disapproved) and that Putnam Fiduciary Trust

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Company or Putnam Investor Services, each of which is an affiliate of Putnam Management, may benefit indirectly from the approval and disapproval, in accordance with the Trustees’ recommendations, of the various proposals in the proxy statement.

Neither abstentions nor broker non-votes have an effect on the outcome of Proposal 1a or 1b. A fund may request that selected brokers and nominees, in their discretion, submit broker non-votes, if doing so is necessary to obtain a quorum.

Shareholders who object to any proposal in this proxy statement will not be entitled under Massachusetts law or your fund’s Declaration of Trust to demand payment for, or an appraisal of, their shares.

Special Rule for Proportional Voting for Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust. For funds listed on the New York Stock Exchange that have outstanding preferred shares, in accordance with the rules of the exchange, brokerage firms may vote for (or against) a proposal, on behalf of their clients who beneficially own the remarketed or auction rate preferred shares and from whom they have not received voting instructions, in the same proportion as votes for (and against) such proposal that have been received from holders of preferred shares if (i) the holders of a minimum of 30% of the outstanding preferred shares have been voted by the holders of preferred shares, (ii) the holders of less than 10% of the outstanding preferred shares have voted against such proposal, and (iii) the holders of the common shares have approved such proposal.

Other business. The Trustees know of no matters other than those described in this proxy statement to be brought before the annual meeting. If, however, any other matters properly come before the annual meeting, proxies will be voted on these matters in accordance with the judgment of the persons named in the enclosed proxy card(s).

Simultaneous meetings. The annual meeting of shareholders of your fund is called to be held at the same time as the meetings of shareholders of the other Putnam closed-end funds. It is anticipated that all annual meetings will be held simultaneously.

If any shareholder at the annual meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of adjournment.

Solicitation of proxies. In addition to soliciting proxies by mail, the Trustees of your fund and employees of Putnam Management and Putnam Investor Services, as well as their agents, may solicit proxies in person or by telephone. Your fund may arrange to have a proxy solicitation firm call you to record your voting instructions by telephone. The procedures for voting proxies by telephone are designed to authenticate shareholders’ identities, to allow them to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Shareholders would be called at the phone number Putnam Management or Putnam Investor Services has in its records for their accounts (or that Putnam Management or Putnam Investor Services obtains from agents acting on behalf of financial intermediaries, in the case of shares held in street name through a bank, broker or other financial intermediary) and would be given an opportunity to authenticate their identities and to authorize the proxies to vote their shares at the annual meeting in accordance with their instructions. To ensure that shareholders’ instructions have been recorded correctly, they will also

25

receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the annual meeting. Your fund is unaware of any such challenge at this time.

Shareholders have the opportunity to submit their voting instructions over the Internet by using a program provided by a third-party vendor hired by Putnam Management or by automated telephone service. The giving of a proxy will not affect your right to vote in person should you decide to attend the annual meeting. To vote online using the Internet, please access the Internet address listed on the proxy card and follow the instructions on the Internet site. To record your voting instructions using the automated telephone service, use the toll-free number listed on your proxy card. The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly.

Your fund’s Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting, including brokers and nominees.

Expense of the solicitation. For managing the funds’ overall proxy campaign, AST Fund Solutions, 48 Wall Street, 22nd Floor, New York, NY 10005 will receive a management fee plus reimbursement for out-of-pocket expenses. AST Fund Solutions will also receive fees in connection with assembling, mailing and transmitting the notice of meeting, proxy statement and related materials on behalf of the funds, tabulating those votes that are received, and any solicitation of additional votes. While the fees received by AST Fund Solutions will vary based on the level of additional solicitation necessary to achieve quorum and shareholder approval of the Trustees’ recommendations, the fees paid to AST Fund Solutions are estimated to be approximately $1,200 for Putnam Managed Municipal Income Trust, $1,200 for Putnam Master Intermediate Income Trust, $1,200 for Putnam Municipal Opportunities Trust, and $1,200 for Putnam Premier Income Trust (approximately $4,800 in the aggregate for all funds). In addition, banks, brokers or other financial intermediaries holding shares as nominee will be reimbursed, upon request, for their reasonable expenses in sending solicitation materials to the principals of the accounts and tabulating those instructions that are received. After reimbursement of these expenses, it is estimated that Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust, and Putnam Premier Income Trust will incur total costs of approximately $38,341, $36,533, $34,930, and $64,000, respectively, in connection with the proxy campaign (approximately $173,804 in the aggregate for all funds). Other costs associated with the proxy campaign include the expenses of the preparation and printing of proxy materials. Each fund is bearing all of its proxy campaign costs.

Revocation of proxies. Giving your proxy, whether by returning the proxy card(s) or providing voting instructions over the Internet or by telephone, does not affect your right to attend the annual meeting and vote in person. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted (i) by a written revocation received by the Clerk of your fund, (ii) by properly executing and submitting a later-dated proxy, (iii) by recording later-dated voting instructions by telephone or via the Internet, or (iv) by attending the annual meeting and voting in person. If your shares are held in street name through a bank, broker or other financial intermediary, please check your voting

26

instruction form or contact your bank, broker or other financial intermediary for instructions on how to change or revoke your vote.

Dates for receipt of shareholders’ proposals for subsequent meetings of shareholders. It is currently anticipated that your fund’s next annual meeting of shareholders will be held on April 26, 2019, although the Trustees of your fund reserve the right to set an earlier or later date for the annual meeting for the 2018–2019 fiscal year. Shareholder proposals which are intended to be included in the proxy statement for that meeting and presented at the 2019 annual meeting must be received by your fund on or before November 6, 2018. In order for a shareholder proposal to be included in the proxy statement, both the submitting shareholder and the proposal itself must satisfy the requirements set forth in Rule 14a-8 under the Exchange Act. The fund may exclude from the proxy materials and consideration at a meeting certain proposals as permitted by Securities and Exchange Commission rules and state law. Shareholders who wish to make a proposal at the 2019 annual meeting without including the proposal in the fund’s proxy statement must ensure that the proposal is received by your fund in good order and in compliance with all applicable legal requirements, including the requirements set forth in your fund’s Amended and Restated Bylaws, between January 27, 2019 and February 26, 2019. You may obtain a copy of your fund’s Amended and Restated Bylaws by submitting a request in writing to The Putnam Funds, One Post Office Square, Boston, Massachusetts 02109.

Adjournment. To the extent permitted by each fund’s Declaration of Trust and Amended and Restated Bylaws, any meeting of shareholders may, by action of the chair of the meeting, be adjourned from time to time without notice (other than announcement at the meeting at which the adjournment is taken) with respect to one or more matters to be considered at such meeting to a designated date (which may be more than 120 days after the date initially set for the meeting), time and place, whether or not a quorum is present with respect to such matter. Upon motion of the chair of the meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters to be adjourned and, if approved, such adjournment shall take place without further notice (other than announcement at the meeting at which the adjournment is taken). If the required quorum has not been met, the persons named as proxies may propose adjournment of the meeting and vote all shares that they are entitled to vote in favor of such adjournment. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at a meeting, including shares that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. Adjournments may be proposed for a reasonable period or periods to permit further solicitation of proxies. The funds will bear the costs of any additional solicitation and of any adjourned session. Any proposal for which sufficient votes consistent with the Trustees’ recommendation have been received may be acted upon and considered final regardless of whether the annual meeting is adjourned to permit additional solicitation with respect to any other proposal that may properly come before the meeting.

Duplicate mailings. As permitted by SEC rules, Putnam Management’s policy is to send a single copy of the proxy statement to shareholders who share the same last name and address, unless a shareholder previously has requested otherwise. Separate proxy cards will be included with the proxy statement for each account registered at that address. If you would prefer to receive your own copy of the proxy statement, please contact Putnam Investor Services by phone at 1-800-515-4507 or by mail at P.O. Box 8383, Boston, MA 02266-8383.

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Financial information. Your fund’s Clerk will furnish to you, upon request and without charge, a copy of the fund’s annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. You may direct these requests to Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383 or by phone at 1-800-225-1581. You may also access copies of these reports by visiting Putnam’s website at www.putnam.com/individual.

Fund Information

Putnam Investments. Putnam Management is an indirect wholly-owned subsidiary of Putnam Investments, LLC (“Putnam Investments”). The funds do not have a distributor or principal underwriter. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of The Honourable Paul G. Desmarais, indirectly holds approximately 59.19% of the voting rights of Power Corporation of Canada. Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, renewable energy, communications and other business sectors, indirectly owns approximately 65.59% of the voting shares of Power Financial Corporation, a diversified management and holding company with substantial operations in the financial services sector in Canada, the United States and Europe. Power Financial Corporation in turn owns, directly and indirectly, voting securities to which are attached approximately 71.74% of the votes attached to all voting securities of Great-West Lifeco Inc., a financial services holding company with interests in life insurance, health insurance, retirement and investment services, asset management and reinsurance businesses. Great-West Lifeco Inc. indirectly owns a majority interest in, and all of the voting shares of, Putnam Investments through a series of subsidiaries.

The address of each of Putnam Investments and Putnam Management is One Post Office Square, Boston, Massachusetts 02109. The address of The Desmarais Family Residuary Trust is 759 Victoria Square, Montreal, Quebec H2Y 2J7. The address of Power Corporation of Canada and Power Financial Corporation is 751 Victoria Square, Montreal, Quebec H2Y 2J3. The address of Great-West Lifeco Inc. is 100 Osborne Street North, Winnipeg, Manitoba, R3C 1V3. Robert L. Reynolds is the President and Chief Executive Officer of Putnam Investments. His address is One Post Office Square, Boston, MA 02109.

Putnam Investments Limited. Putnam Investments Limited is a registered investment adviser that has been retained by Putnam Management as investment sub-manager with respect to a portion of the assets of certain funds, and is directly owned by The Putnam Advisory Company, LLC, which is a registered investment adviser, and is owned indirectly by Putnam Investments. The directors of Putnam Investments Limited, listed along with their principal business occupations at Putnam Investments, are Andra S. Bolotin, Chief Financial Officer, Simon L. Davis, Co-Head of International Equities, Jeffrey L. Gould, Co-Head of Global Distribution, and Alan G. McCormack, Head of Quantitative Equities and Risk. The address of Putnam Investments Limited, Alan G. McCormack, and Simon L. Davis is 16 St. James’s Street, London, SW1A 1ER, U.K. The address of The Putnam Advisory Company, LLC, Andra S. Bolotin, and Jeffrey L. Gould is One Post Office Square, Boston, Massachusetts 02109.

Limitation of Trustee liability. Your fund’s Declaration of Trust provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith, have not acted in the reasonable belief that their actions were in the best interests of the fund or at least were not opposed to

28

the best interests of the fund or had reasonable cause to believe their actions were unlawful in the case of a criminal proceeding, or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Auditor. As listed below, the Trustees have selected PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, Massachusetts 02210, or KPMG LLP, Two Financial Center, 60 South Street, Boston, MA 02111, as the auditors for each fund’s current fiscal year. These firms are among the country’s preeminent auditors. Each firm was selected primarily on the basis of its expertise as an auditor of investment companies, the quality of its audit services and the competitiveness of its fees. Representatives of each of PricewaterhouseCoopers LLP and KPMG LLP are expected to be available or present at the annual meeting and to have the opportunity to make a statement and respond to appropriate questions.

The following table presents fees billed to each indicated fund in each of its last two fiscal years by the fund’s auditor:

Putnam Managed Municipal Income Trust
(KPMG LLP)

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2017	$79,794	$—	$7,188	$—

October 31, 2016	$76,442	$14,450	$7,000	$—

Putnam Master Intermediate Income Trust
(KPMG LLP)

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2017	$153,874	$—	$7,188	$—

September 30, 2016	$147,248	$—	$7,000	$—

Putnam Municipal Opportunities Trust
(PricewaterhouseCoopers LLP)

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

April 30, 2017	$78,572	$ —	$12,053	$—

April 30, 2016	$73,908	$32,995	$11,702	$—

Putnam Premier Income Trust
(KPMG LLP)

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2017	$182,621	$—	$7,188	$—

July 31, 2016	$174,736	$—	$7,000	$—

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Audit Fees represent fees billed for a fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in a fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in a fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

The following tables present the amounts the fund’s auditor billed for aggregate non-audit fees to each fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund in each of the fund’s last two fiscal years:

Putnam Managed Municipal Income Trust	Oct. 31, 2017: $ 7,188	Oct. 31, 2016: $21,450

Putnam Municipal Opportunities Trust	April 30, 2017: $612,842	April 30, 2016: $675,133

Putnam Master Intermediate Income Trust	Sept. 30, 2017: $7,188	Sept. 30, 2016: $7,000

Putnam Premier Income Trust	July 31, 2017: $7,188	July 31, 2016: $7,000

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee has determined that, as a matter of policy, all work performed for the funds by the funds’ auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee of the Putnam funds also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm is compatible with the independence of the audit firm.

Since the beginning of the two most recently completed fiscal years of each fund, all work performed by the auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the funds was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above.

The following table presents fees billed to the Putnam Municipal Opportunities Trust in each of its last two fiscal years by the fund’s auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (funds not listed below were not billed for such services during their last two fiscal years):

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Fiscal year ended

April 30, 2017	$600,789

April 30, 2016	$630,436

Officers and other information. All of the officers of your fund are employees of Putnam Management or its affiliates or serve on the staff of the Office of the Trustees. Because of his positions with Putnam Management or its affiliates, Mr. Reynolds, as well as the other affiliated officers of your fund, will benefit indirectly from the management fees and investor servicing fees paid or allowed by your fund. In addition to Mr. Reynolds, the other officers of your fund are as follows:

Name, Address[1], Year of Birth,	Length of Service	Principal Occupation(s)
Position(s) Held with Putnam funds	with the	During Past 5 Years[3]
Putnam funds[2]

Jonathan S. Horwitz[4] (Born 1955)	Since 2004	Executive Vice President, Principal
Executive Vice President,		Executive Officer, and Compliance
Principal Executive Officer and		Liaison, The Putnam Funds
Compliance Liaison

Robert T. Burns (Born 1961)	Since 2011	General Counsel, Putnam Investments,
Vice President and Chief Legal Officer		Putnam Management and Putnam
Retail Management

James F. Clark [3] (Born 1974)	Since 2016	Associate General Counsel, Putnam
Vice President and		Investments, Putnam Management and
Chief Compliance Officer		Putnam Retail Management
(2003-2015)

Michael J. Higgins[4] (Born 1976)	Since 2010	Vice President, Treasurer, and Clerk,
Vice President, Treasurer, and Clerk		The Putnam Funds

Janet C. Smith (Born 1965)	Since 2007	Director of Fund Administration
Vice President, Principal Financial Officer,		Services, Putnam Investments and
Principal Accounting Officer		Putnam Management
and Assistant Treasurer

Susan G. Malloy (Born 1957)	Since 2007	Director of Accounting and Control
Vice President and Assistant Treasurer		Services, Putnam Management

Mark C. Trenchard (Born 1962)	Since 2002	Director of Operational Compliance,
Vice President and		Putnam Investments and Putnam
BSA Compliance Officer		Retail Management

Nancy E. Florek[4] (Born 1957)	Since 2000	Vice President, Director of Proxy
Vice President, Director of Proxy		Voting and Corporate Governance,
Voting and Corporate Governance,		Assistant Clerk and Associate
Assistant Clerk, and Associate		Treasurer, The Putnam Funds
Treasurer

Denere P. Poulack[4] (Born 1968)	Since 2004	Assistant Vice President,
Assistant Vice President, Assistant		Assistant Clerk, and Assistant
Clerk, and Assistant Treasurer		Treasurer, The Putnam Funds

1 The address of each officer is One Post Office Square, Boston, MA 02109.

2 Each officer serves an indefinite term, until his or her resignation, retirement, death or removal.

3 Prior positions and/or officer appointments with the fund or the fund’s investment adviser have been omitted.

4 Officers of the fund who are members of the Trustees’ independent administrative staff. Compensation for these individuals is fixed by the Trustees and reimbursed to Putnam Management by the funds.

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Net assets of your fund as of December 31, 2017

Putnam Managed Municipal Income Trust	$429,004,729.15*

Putnam Master Intermediate Income Trust	$268,607,858.22

Putnam Municipal Opportunities Trust	$508,714,577.39*

Putnam Premier Income Trust	$597,581,261.04

* Excludes the amount of aggregate liquidation preference of outstanding preferred shares of the fund.

Shares outstanding of your fund as of February 5, 2018

	Putnam		Putnam
	Managed	Putnam Master	Municipal	Putnam
	Municipal	Intermediate	Opportunities	Premier
	Income Trust	Income Trust	Trust	Income Trust

Common	53,615,085.998	53,511,622.904	38,023,560.364	106,874,865.93

Series A Preferred	240	-	-	-

Series B Preferred	-	-	2,876	-

Series C Preferred	1,507	-	2,673	-

5% Beneficial Ownership. As of February 1, 2018, to the knowledge of the funds, no person owned beneficially or of record 5% or more of any class of shares of any fund, except as noted as follows:

Fund Shareholder Name and Address	Holdings	Percentage
		Owned

Putnam Managed Municipal Income Trust

Cede & Company*
20 Bowling Green
New York, NY 10004-1408	51,118,286.000	95.34%

First Trust Portfolios L.P.#
First Trust Advisors L.P.
The Charger Corporation
120 East Liberty Drive, Suite 400	5,017,726	9.35%
Wheaton, Illinois 60187	common shares

Bank of America Corporation##
Bank of America Corporate Center
100 North Tryon Street	1,607
Charlotte, NC 28255	preferred shares	91.99%

Putnam Master Intermediate Income Trust

Cede & Company*
20 Bowling Green
New York, NY 10004-1408	51,059,857.000	95.42%

Sit Investment Associates, Inc.**
3300 IDS Center
80 South Eighth Street
Minneapolis, MN 55402	10,322,659	19.29%

First Trust Portfolios L.P.#
First Trust Advisors L.P.
The Charger Corporation
120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187	8,651,510	16.17%

Putnam Municipal Opportunities Trust

Cede & Company*
20 Bowling Green
New York, NY 10004-1408	36,998,623.000	97.30%

First Trust Portfolios L.P.#
First Trust Advisors L.P.
The Charger Corporation
120 East Liberty Drive, Suite 400	2,691,017	7.08%
Wheaton, Illinois 60187	common shares

Bank of America Corporation###
Bank of America Corporate Center
100 North Tryon Street	5,222
Charlotte, NC 29255	preferred shares	94.11%

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Putnam Premier Income Trust (PPT)

Cede & Company*
20 Bowling Green
New York, NY 10004-1408	100,791,947.000	94.31%

First Trust Portfolios L.P.#
First Trust Advisors L.P.
The Charger Corporation
120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187	9,663,127	9.04%

* Believed to hold shares only as nominee.

** Sit Investment Associates, Inc., reported beneficial ownership as of December 31, 2017 in 13G/A filings with the Securities and Exchange Commission. Some or all of their positions may be reflected in Cede & Company’s positions in the funds.

# First Trust Portfolios, L.P., First Trust Advisors L.P., and The Charger Corporation reported shared beneficial share ownership as of December 31, 2017 in 13G/A filings with the Securities and Exchange Commission. Some or all of their positions may be reflected in Cede & Company’s positions in the funds.

## Bank of America Corporation (“BAC”) reported holding preferred shares of Putnam Managed Municipal Income Trust in a 13D/A filing on August 25, 2017. The filing disclosed that BAC’s total ownership of 1,607 Auction Rate Preferred Shares (ARPS) included 1,503 ARPS owned by Blue Ridge Investments, L.L.C. and 104 ARPS owned by Bank of America, N.A.

### Bank of America Corporation (“BAC”) reported holding preferred shares of Putnam Municipal Opportunities Trust in a 13D/A filing on August 25, 2017. The filing disclosed that BAC’s total ownership of 5,222 Auction Rate Preferred Shares (ARPS) included 4,557 ARPS owned by Blue Ridge Investments, L.L.C., 661 ARPS owned by Bank of America, N.A., and 4 ARPS owned by Merrill Lynch Pierce Fenner & Smith Inc.

33

Putnam Investments
One Post Office Square
Boston, MA 02109
1-800-225-1581

Address correspondence to:
Putnam Investor Services
P.O. Box 8383
Boston, MA 02266-8383

putnam.com

Putnam INVESTMENTS

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

CONTROL NUMBER 12345678910

PLEASE CAST YOUR PROXY VOTE *TODAY!*

PUTNAM MANAGED MUNICIPAL INCOME TRUST

Annual Meeting of Shareholders, April 27, 2018

HOLDERS OF COMMON SHARES

By signing below, you, as a holder of common shares of Putnam Managed Municipal Income Trust, appoint Trustees George Putnam, III and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund common shares on your behalf at the meeting of shareholders of Putnam Managed Municipal Income Trust. The meeting will take place on April 27, 2018 at 10:30 a.m., Boston time, and may be adjourned to later times or dates. **Your vote is being solicited on behalf of the Trustees.** When you complete and sign this proxy card, your common shares will be voted on your behalf exactly as you have indicated on the other side of this card. **If you simply sign this proxy card, and do not vote on a specific proposal, your common shares will be automatically voted as the Trustees recommend.** The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment or postponement of the meeting. **This proxy is solicited on behalf of the Board of Trustees, and the Proposals for the Fund (set forth on the reverse side of this proxy card) has been approved by the Board of Trustees and recommended for approval by shareholders.**

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Trustees' recommendation.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free **1-800-515-4507**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time. **Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on April 27, 2018.** The proxy statement of the Fund is available at: https://www.putnam.com/static/pdf/email/putnamfunds2018-proxy-statement.pdf

---

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Putnam Managed Municipal Income Trust

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement for this meeting to the Board of Trustees. Please sign your name exactly as it appears appear on this card (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FUND'S PROPOSALS 1A & 1B.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ●

THE TRUSTEES RECOMMEND A VOTE **FOR** FIXING THE NUMBER OF TRUSTEES AT 12.	**FOR**	**AGAINST**	**ABSTAIN**
1A. Fixing the number of Trustees at 12.	○	○	○

THE TRUSTEES RECOMMEND A VOTE **FOR ALL** NOMINEES.

1B. Electing your Fund's 10 nominees for Trustees.	**FOR ALL**	**WITHHOLD ALL**	**FOR ALL EXCEPT***
Nominees: 01) Liaquat Ahamed 02) Ravi Akhoury 03) Barbara M. Baumann 04) Jameson A. Baxter 05) Katinka Domotorffy 06) Catharine Hill 07) Paul L. Joskow 08) Kenneth R. Leibler 09) Robert L. Reynolds 10) Manoj Singh	○	○	○

*To withhold authority to vote for one or more specific nominees, but to vote for all other nominees, check the "FOR ALL EXCEPT" box and write the name(s) or number(s) of the excluded nominee(s) below:

____

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Putnam INVESTMENTS

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

CONTROL NUMBER 12345678910

PLEASE CAST YOUR PROXY VOTE *TODAY!*

PUTNAM MANAGED MUNICIPAL INCOME TRUST

Annual Meeting of Shareholders, April 27, 2018

HOLDERS OF PREFERRED SHARES

By signing below, you, as a holder of preferred shares of Putnam Managed Municipal Income Trust, appoint Trustees Robert E. Patterson and George Putnam, III, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund preferred shares on your behalf at the meeting of shareholders of Putnam Managed Municipal Income Trust. The meeting will take place on April 27, 2018 at 10:30 a.m., Boston time, and may be adjourned to later times or dates. **Your vote is being solicited on behalf of the Trustees.** When you complete and sign this proxy card, your preferred shares will be voted on your behalf exactly as you have indicated on the other side of this card. **If you simply sign this proxy card, and do not vote on a specific proposal, your preferred shares will be automatically voted as the Trustees recommend.** The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment or postponement of the meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Trustees' recommendation.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free **1-800-515-4507**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time. **Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on April 27, 2018.** The proxy statement of the Fund is available at: https://www.putnam.com/static/pdf/email/putnamfunds2018-proxy-statement.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Putnam Managed Municipal Income Trust

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement for this meeting to the Board of Trustees. Please sign your name exactly as it appears appear on this card (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FUND'S PROPOSALS 1A & 1B.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ●

THE TRUSTEES RECOMMEND A VOTE **<u>FOR</u>** FIXING THE NUMBER OF TRUSTEES AT 12.	**FOR**	**AGAINST**	**ABSTAIN**
1A. Fixing the number of Trustees at 12.	○	○	○

THE TRUSTEES RECOMMEND A VOTE **<u>FOR ALL</u>** NOMINEES.

1B. Electing your Fund's 12 nominees for Trustees.	**FOR ALL**	**WITHHOLD ALL**	**FOR ALL EXCEPT***
Nominees: 01) Liaquat Ahamed 05) Katinka Domotorffy 09) Robert E. Patterson 02) Ravi Akhoury 06) Catharine Hill 10) George Putnam, III 03) Barbara M. Baumann 07) Paul L. Joskow 11) Robert L. Reynolds 04) Jameson A. Baxter 08) Kenneth R. Leibler 12) Manoj Singh	○	○	○

*To withhold authority to vote for one or more specific nominees, but to vote for all other nominees, check the "FOR ALL EXCEPT" box and write the name(s) or number(s) of the excluded nominee(s) below:

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Putnam INVESTMENTS

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

CONTROL NUMBER **12345678910**

PLEASE CAST YOUR PROXY VOTE *TODAY!*

PUTNAM MASTER INTERMEDIATE INCOME TRUST

Annual Meeting of Shareholders, April 27, 2018

HOLDERS OF COMMON SHARES

By signing below, you, as a holder of common shares of Putnam Master Intermediate Income Trust, appoint Trustees George Putnam, III and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund common shares on your behalf at the meeting of shareholders of Putnam Master Intermediate Income Trust. The meeting will take place on April 27, 2018 at 10:30 a.m., Boston time, and may be adjourned to later times or dates. **Your vote is being solicited on behalf of the Trustees.** When you complete and sign this proxy card, your common shares will be voted on your behalf exactly as you have indicated on the other side of this card. **If you simply sign this proxy card, and do not vote on a specific proposal, your common shares will be automatically voted as the Trustees recommend.** The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment or postponement of the meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Trustees' recommendation.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free **1-800-515-4507**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time. **Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on April 27, 2018.** The proxy statement of the Fund is available at: https://www.putnam.com/static/pdf/email/putnamfunds2018-proxy-statement.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Putnam Master Intermediate Income Trust

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement for this meeting to the Board of Trustees. Please sign your name exactly as it appears appear on this card (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FUND'S PROPOSALS 1A & 1B.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ●

THE TRUSTEES RECOMMEND A VOTE **FOR** FIXING THE NUMBER OF TRUSTEES AT 12.	**FOR**	**AGAINST**	**ABSTAIN**
1A. Fixing the number of Trustees at 12.	○	○	○

THE TRUSTEES RECOMMEND A VOTE **FOR ALL** NOMINEES.

1B. Electing your Fund's 12 nominees for Trustees.	**FOR ALL**	**WITHHOLD ALL**	**FOR ALL EXCEPT***
Nominees: 01) Liaquat Ahamed 05) Katinka Domotorffy 09) Robert E. Patterson 02) Ravi Akhoury 06) Catharine Hill 10) George Putnam, III 03) Barbara M. Baumann 07) Paul L. Joskow 11) Robert L. Reynolds 04) Jameson A. Baxter 08) Kenneth R. Leibler 12) Manoj Singh	○	○	○

*To withhold authority to vote for one or more specific nominees, but to vote for all other nominees, check the "FOR ALL EXCEPT" box and write the name(s) or number(s) of the excluded nominee(s) below:

____

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

CONTROL NUMBER **12345678910**

PLEASE CAST YOUR PROXY VOTE *TODAY!*

PUTNAM MUNICIPAL OPPORTUNITIES TRUST

Annual Meeting of Shareholders, April 27, 2018

HOLDERS OF COMMON SHARES

By signing below, you, as a holder of common shares of Putnam Municipal Opportunities Trust, appoint Trustees George Putnam, III and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund common shares on your behalf at the meeting of shareholders of Putnam Municipal Opportunities Trust. The meeting will take place on April 27, 2018 at 10:30 a.m., Boston time, and may be adjourned to later times or dates. **Your vote is being solicited on behalf of the Trustees.** When you complete and sign this proxy card, your common shares will be voted on your behalf exactly as you have indicated on the other side of this card. **If you simply sign this proxy card, and do not vote on a specific proposal, your common shares will be automatically voted as the Trustees recommend.** The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment or postponement of the meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Trustees' recommendation.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free **1-800-515-4507**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time. **Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on April 27, 2018.** The proxy statement of the Fund is available at: https://www.putnam.com/static/pdf/email/putnamfunds2018-proxy-statement.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Putnam Municipal Opportunities Trust

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement for this meeting to the Board of Trustees. Please sign your name exactly as it appears appear on this card (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

____

SIGNATURE (AND TITLE IF APPLICABLE) DATE

____

SIGNATURE (IF HELD JOINTLY) DATE

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FUND'S PROPOSALS 1A & 1B.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ●

THE TRUSTEES RECOMMEND A VOTE **FOR** FIXING THE NUMBER OF TRUSTEES AT 12.	**FOR**	**AGAINST**	**ABSTAIN**
1A. Fixing the number of Trustees at 12.	○	○	○

THE TRUSTEES RECOMMEND A VOTE **FOR ALL** NOMINEES.

1B. Electing your Fund's 10 nominees for Trustees.	**FOR ALL**	**WITHHOLD ALL**	**FOR ALL EXCEPT***
Nominees: 01) Liaquat Ahamed 02) Ravi Akhoury 03) Barbara M. Baumann 04) Jameson A. Baxter 05) Katinka Domotorffy 06) Catharine Hill 07) Paul L. Joskow 08) Kenneth R. Leibler 09) Robert L. Reynolds 10) Manoj Singh	○	○	○

*To withhold authority to vote for one or more specific nominees, but to vote for all other nominees, check the "FOR ALL EXCEPT" box and write the name(s) or number(s) of the excluded nominee(s) below:

____

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Putnam INVESTMENTS

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

CONTROL NUMBER **12345678910**

PLEASE CAST YOUR PROXY VOTE *TODAY!*

PUTNAM MUNICIPAL OPPORTUNITIES TRUST

Annual Meeting of Shareholders, April 27, 2018

HOLDERS OF PREFERRED SHARES

By signing below, you, as a holder of preferred shares of Putnam Municipal Opportunities Trust, appoint Trustees Robert E. Patterson and George Putnam, III, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund preferred shares on your behalf at the meeting of shareholders of Putnam Municipal Opportunities Trust. The meeting will take place on April 27, 2018 at 10:30 a.m., Boston time, and may be adjourned to later times or dates. **Your vote is being solicited on behalf of the Trustees.** When you complete and sign this proxy card, your preferred shares will be voted on your behalf exactly as you have indicated on the other side of this card. **If you simply sign this proxy card, and do not vote on a specific proposal, your preferred shares will be automatically voted as the Trustees recommend.** The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment or postponement of the meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Trustees' recommendation.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free **1-800-515-4507**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time. **Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on April 27, 2018.** The proxy statement of the Fund is available at: https://www.putnam.com/static/pdf/email/putnamfunds2018-proxy-statement.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Putnam Municipal Opportunities Trust

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement for this meeting to the Board of Trustees. Please sign your name exactly as it appears appear on this card (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

____

SIGNATURE (AND TITLE IF APPLICABLE) DATE

____

SIGNATURE (IF HELD JOINTLY) DATE

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FUND'S PROPOSALS 1A & 1B.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ●

THE TRUSTEES RECOMMEND A VOTE **FOR** FIXING THE NUMBER OF TRUSTEES AT 12.	**FOR**	**AGAINST**	**ABSTAIN**
1A. Fixing the number of Trustees at 12.	○	○	○

THE TRUSTEES RECOMMEND A VOTE **FOR ALL** NOMINEES.

1B. Electing your Fund's 12 nominees for Trustees.	**FOR ALL**	**WITHHOLD ALL**	**FOR ALL EXCEPT***
Nominees: 01) Liaquat Ahamed 05) Katinka Domotorffy 09) Robert E. Patterson 02) Ravi Akhoury 06) Catharine Hill 10) George Putnam, III 03) Barbara M. Baumann 07) Paul L. Joskow 11) Robert L. Reynolds 04) Jameson A. Baxter 08) Kenneth R. Leibler 12) Manoj Singh	○	○	○

*To withhold authority to vote for one or more specific nominees, but to vote for all other nominees, check the "FOR ALL EXCEPT" box and write the name(s) or number(s) of the excluded nominee(s) below:

____

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Putnam INVESTMENTS

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

CONTROL NUMBER **12345678910**

PLEASE CAST YOUR PROXY VOTE *TODAY!*

PUTNAM PREMIER INCOME TRUST

Annual Meeting of Shareholders, April 27, 2018

HOLDERS OF COMMON SHARES

By signing below, you, as a holder of common shares of Putnam Premier Income Trust, appoint Trustees George Putnam, III and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund common shares on your behalf at the meeting of shareholders of Putnam Premier Income Trust. The meeting will take place on April 27, 2018 at 10:30 a.m., Boston time, and may be adjourned to later times or dates. **Your vote is being solicited on behalf of the Trustees.** When you complete and sign this proxy card, your common shares will be voted on your behalf exactly as you have indicated on the other side of this card. **If you simply sign this proxy card, and do not vote on a specific proposal, your common shares will be automatically voted as the Trustees recommend.** The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment or postponement of the meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Trustees' recommendation.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free **1-800-515-4507**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time. **Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on April 27, 2018.** The proxy statement of the Fund is available at: https://www.putnam.com/static/pdf/email/putnamfunds2018-proxy-statement.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Putnam Premier Income Trust

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement for this meeting to the Board of Trustees. Please sign your name exactly as it appears appear on this card (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FUND'S PROPOSALS 1A & 1B.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ●

THE TRUSTEES RECOMMEND A VOTE **<u>FOR</u>** FIXING THE NUMBER OF TRUSTEES AT 12.	**FOR**	**AGAINST**	**ABSTAIN**
1A. Fixing the number of Trustees at 12.	○	○	○

THE TRUSTEES RECOMMEND A VOTE **<u>FOR ALL</u>** NOMINEES.

1B. Electing your Fund's 12 nominees for Trustees.	**FOR ALL**	**WITHHOLD ALL**	**FOR ALL EXCEPT***
Nominees: 01) Liaquat Ahamed 05) Katinka Domotorffy 09) Robert E. Patterson 02) Ravi Akhoury 06) Catharine Hill 10) George Putnam, III 03) Barbara M. Baumann 07) Paul L. Joskow 11) Robert L. Reynolds 04) Jameson A. Baxter 08) Kenneth R. Leibler 12) Manoj Singh	○	○	○

*To withhold authority to vote for one or more specific nominees, but to vote for all other nominees, check the "FOR ALL EXCEPT" box and write the name(s) or number(s) of the excluded nominee(s) below:

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]